Diodes Incorporated (DIOD) Plano, TX, USA Fourth Quarter 2024 Financial Results February 11, 2025 Exhibit 99.2

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the first quarter of 2025, we expect revenue to be approximately $323 million plus or minus 3 percent; we expect GAAP gross margin to be 32.5 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 30.0 percent of revenue, plus or minus 1 percent; we expect non-GAAP net interest income to be approximately $1.5 million; we expect our income tax rate to be 18.5 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the first quarter are anticipated to be approximately 46.7 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on February 11, 2025 titled, “Diodes Incorporated Reports Fourth Quarter and Fiscal 2024 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

About Diodes Incorporated Vision: Profitability Growth to Maximize Shareholder Value Our Core Values: Integrity, Commitment, Innovation Diodes delivers analog and discrete power solutions through its high-quality semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets 66 Years in business 33 Consecutive years of profitability ~8400 Number of employees 1.31Bn Annual Revenue 2024 >39Bn >28K Number of products (SKU) shipped in 2024 >50K Number of customers 42% of 2024 product revenue from automotive/industrial Stock Symbol Number of units shipped in 2024 DIOD

Longer Term $B Corporate Objectives Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT - 2010 - 2017 Next Target: $1B Gross profit Gross Margin: 40% Revenue: $2.5B

Targeted Market Segment Goal Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems, precision controls, medical, clean energy, machine to machine, robotics, motor control, and AIoT Consumer IoT: wearables, home automation, home appliances, smart infrastructure, and charging solutions Communications Smart phones, 5G networks, and enterprise networking Computing Cloud computing: server, AI server, storage, data centers, and edge AI ~60% of revenue ~40% of revenue (58% for Q4 2024) (42% for Q4 2024)

Profitability Growth Track record of Continued Outperformance Annual Revenue Gross Profit ($ in millions) ($ in millions) CAGR: 10% (2005 – 2024) CAGR: 10% (2005 - 2024)

Gross Margins and EPS Gross Margins (%) Non-GAAP EPS ($) CAGR: 7.34% (2012 - 2024)

4Q FY24 Highlights 4Q Revenue exceeded expectations and achieved over 5% growth YoY $322 million in cash and cash equivalents*; Total debt approx. $52 million * Cash and cash equivalents, restricted cash and short-term investments Point of Sales (POS) increased double digit in Asia in the second half 2024 compared to 2023 11th consecutive quarter of automotive and industrial product revenue above our target model of 40 percent. Automotive revenue 19% of product revenue.

4Q FY24 Performance $339.3M -3.1% Q-Q Revenue $110.9M GAAP Gross Profit - 6.0%Q-Q 32.7% -100 bps Q-Q GAAP Gross Margin $0.27 -37.2% Q-Q Non-GAAP EPS $12.5M -37.8% Q-Q Non-GAAP Net Income $40.7M EBITDA 12.0% of Revenue $81.8M Cash Flow from Ops $322M/$52M Strong Balance Sheet Cash*/Debt 24.1% of Revenue * Cash and cash equivalents, restricted cash and short-term investments

Revenue Profile for Fourth Quarter 2024 By End Market Computing Consumer Industrial Communications Automotive By Channel Distribution Direct By Region Asia Pacific Europe Americas 18% 15% 25% 23% 19% 65% 35% 80% 12% 8%

Quarterly Performance Quarterly Gross Profit ($ Millions) Quarterly Revenue ($ Millions)

Income Statement – Fourth Quarter 2024 ($ in millions, except EPS) 4Q23 3Q24 4Q24 Net sales 322.7 350.1 339.3 Gross profit (GAAP) 112.5 118.0 110.9 Gross profit margin % (GAAP) 34.9% 33.7% 32.7% Net income (GAAP) 25.3 13.7 8.2 Net income (non-GAAP) 23.4 20.1 12.5 Diluted EPS (non-GAAP) 0.51 0.43 0.27 Cash flow from operations 38.4 54.4 81.8 EBITDA (non-GAAP) 58.4 46.9 40.7

Balance Sheet ($ in millions) Dec 31, 2022 Dec 31, 2023 Dec 31, 2024 Cash* 348 329 322 Inventory 360 390 475 Current Assets 1,162 1,187 1,224 Total Assets 2,288 2,368 2,386 Total Debt 185 62 52 Total Liabilities 705 558 517 Total Equity 1,583 1,810 1,869 * Cash and cash equivalents, restricted cash and short-term investments

Revenue to be ~$323 million, +/- 3.0% GAAP gross margin of 32.5%, +/- 1% Non-GAAP operating expenses 30.0% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net Interest income of ~$1.5 million Income tax rate to be 18.5%, +/- 3% Shares used to calculate diluted EPS approximately 46.7 million Amortization of $5.8 million, after tax, for previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on February 11, 2025 First Quarter 2025 Business Outlook

Investment Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20%+ operating profit Next Strategic Goal: $1B gross profit Tactics: Total system solutions sales approach and content expansion driving growth Focus on key accounts Increased focus on high-margin automotive, industrial, analog and discrete power discrete solutions Investment for technology leadership in target products, fab processes, and advanced packaging Accelerate fab process and product qualifications

Reconciliation of Net Income to Adjusted Net Income For the three months ended December 31, 2024 (in thousands, except per share data) (unaudited) Note: Included in GAAP and non-GAAP adjusted net income was approximately $5.3 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP adjusted diluted earnings per share would have improved by $0.11 per share.

GAAP to Non-GAAP Reconciliation For the three months ended December 31, 2023 (in thousands, except per share data) (unaudited) Note: Included in GAAP and non-GAAP adjusted net income was approximately $5.9 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP adjusted diluted earnings per share would have improved by $0.13 per share.